                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                Date of Report (Date of Earliest Event Reported):

                                 April 20, 2004

                            MONRO MUFFLER BRAKE, INC.

             (Exact name of registrant as specified in its charter)




New York                            0-19357                   16-0838627
-------------------------------------------------------------------------------------------------
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                                           14615
--------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                        (Zip Code)




Registrant's telephone number, including area code                             (585) 647-6400
--------------------------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.                Description

99.1                       Press Release dated April 20, 2004

Item 12.  Results of Operations and Financial Condition

On April 20, 2004, the Registrant issued a press release in which it provided a business update for fiscal 2004 and its financial outlook for fiscal 2005. A copy of the press release is furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MONRO MUFFLER BRAKE, INC.
                                                     -------------------------
                                                              (Registrant)

April 22, 2004                              By:  /s/ John W. Van Heel
                                                 -------------------------------
                                                     John W. Van Heel
                                                     Vice President-Finance